FRANKLIN GOVERNMENT SECURITIES TRUST
Annual Report - December 31, 1995

The Trust's investment objective is to earn high current income by investing in obligations of the U.S. government, its agencies or instrumentalities. For the year ended December 31, 1995, accumulation units, based on the performance of the Franklin Government Securities Trust, showed a total return of 17.7%.

During the Trust's fiscal year, the U.S. Treasury market rallied in response to market expectations of slower economic growth with sustained, low inflation. Long-term interest rates, as measured by the 30-year Treasury bond, fell from 7.88% to 5.95%.1 In addition, the Federal Reserve Board responded twice to fears of recession by lowering the federal funds rate - the interest rate banks charge each other for overnight loans - by 25 basis points on July 6th, and again by 25 basis points on December 19th.

Looking forward, we believe the recent decline in mortgage rates should stimulate the housing sector and lead to increased economic activity in the near future. Provided inflationary pressures remain constrained, we expect the Federal Reserve's monetary policy to be neutral to more relaxed in the near term.

With moderate economic growth, and inflation apparently under control, we have a positive outlook for government and agency securities since the cost of borrowing should remain low. In addition, bond prices tend to rise when interest rates fall, making the Trust's older, higher-yielding securities more desirable compared with newer bonds yielding less.

Political environments also tend to influence financial markets. As we approach the 1996 presidential election, we believe conservative efforts to balance the budget may prevail, which would contribute to a continued, positive outlook for the economy. One budgetary proposal seeks to reduce the Federal Housing Authority's role, and, if enacted, it could decrease the future supply of securities issued by the Government National Mortgage Association (commonly known as Ginnie Maes) over the long term. This change could subsequently add scarcity value to these securities and enhance their value in relation to other securities. Under such conditions, we believe the Franklin Government Securities Trust is poised to perform well in the upcoming year.

Amid market fluctuations, the Franklin Government Securities Trust remained invested primarily in Ginnie Maes. Investors may be concerned with the increased use of exotic derivative securities by some Ginnie Mae mutual funds. Derivatives gained popularity when interest rates declined; however, they quickly lost value when short-term interest rates rose during 1994. The Franklin Government Securities Trust does not invest, nor has it ever invested, in derivative securities, and we continue to employ a conservative, "plain vanilla" investment strategy. It is important to remember, however, that price fluctuations are unavoidable, and your account's value will vary with market conditions so that you may have a gain or loss when you sell units of the Trust.

The graph below compares the performance of the Franklin Government Securities Trust with the Consumer Price Index (CPI), a commonly used measure of inflation, and the Lehman Brothers Intermediate U.S. Government Bond Index from the Trust's inception on February 15, 1989. As the graph illustrates, the Franklin Government Securities Trust's total return has far outpaced the CPI, keeping your purchasing power well-ahead of inflation - a primary goal of any investment. The Trust's performance has closely followed that of the unmanaged Lehman Brothers Intermediate U.S. Government Bond Index despite the inherent performance advantages the index enjoys. For instance, the index is not subject to any management fees, while the fund's total return includes these fees. Of course, one cannot invest directly in an index, and past performance does not guarantee future results.


FRANKLIN GOVERNMENT SECURITIES TRUST
Total Return Index Comparison2
$10,000 Investment (2/15/89 - 12/31/95)


[GRAPHIC 1 OMITTED SEE APENDIX AT END OF DOCUMENT]

AVERAGE ANNUAL TOTAL RETURNS3
Period Ended December 31, 1995

1-Year                                17.70%
5-Year                                 8.74%
Since Inception (2/15/89)              9.15%

1 Source: Bloomberg/Generic Government Rates: 30-year U.S. Treasury bond.
2 Fund performance assumes an initial $10,000 investment from the Trust's inception (2/15/89), reinvestment of dividends and capital gains, and includes the deduction of Trust expenses. It does not include the deduction of Account C mortality and expense risk charges, annual maintenance fees, and deferred sales charges. The unmanaged Lehman Brothers Intermediate Government Bond Index includes price appreciation or depreciation and distributions as a percentage of the original investment. The index does not take into account any deductions for transaction costs and other expenses.
3 Average annual total return calculations represent the average annual change in value of an investment over the specified periods, assuming reinvestment of dividends and capital gains. Returns do not include the deduction of Account C mortality and expense risk charges, annual maintenance fees and deferred sales charge. With such charges and fees, average annual total returns would be lower.

Investment return and principal value fluctuate, so that your accumulation units when redeemed, may be worth more or less than their original cost. Past performance cannot guarantee future results.




Franklin Government Securities Trust
Statement of Investments in Securities and Net Assets, December 31, 1995



   Face                                                   Value
  Amount                                                (Note 1)
  -------                                               ---------
             Government Securities 93.3%
             Government National Mortgage Association (GNMA)
$ 949,379               GNMA I, SF, 6.00%, 11/15/23   $  922,677
2,679,860    GNMA I, SF, 6.50%, 10/15/23 - 03/15/24    2,661,436
1,064,616    GNMA II, SF, 6.50%, 05/20/24 - 09/20/25   1,049,312
3,250,817    GNMA I, SF, 7.00%, 10/15/22 - 10/15/23    3,292,469
  944,178    GNMA II, SF, 7.00%, 09/20/25 - 12/20/25     949,785
2,658,327    GNMA I, SF, 7.50%, 06/15/17 - 04/15/24    2,736,413
  939,038    GNMA II, 7.50%, 07/20/23 - 10/20/25         960,753
3,084,555    GNMA I, SF, 8.00%, 02/15/17 - 11/15/24    3,215,648
   58,576    GNMA II, 8.00%, 10/20/16                     60,626
  476,663    GNMA I, SF, 8.25%, 04/15/25                 498,858
1,263,518    GNMA I, SF, 8.50%, 03/15/20 - 07/15/22    1,327,485
  353,468    GNMA I, SF, 9.00%, 06/15/16 - 11/15/21      374,788
  761,269    GNMA I, SF, 9.50%, 10/15/09 - 10/15/21      817,651
  420,000    cGNMA II, 9.50%, 04/20/25                   443,757
1,290,540    GNMA I, SF, 10.00%, 03/15/16 - 08/15/21   1,418,787
   79,974    GNMA II, SF, 10.00%, 12/20/18 - 08/20/20     86,272
  152,048    GNMA II, 10.50%, 09/20/15 - 02/20/21        165,639
                                                    ------------


             Total Government National Mortgage
              Association (GNMA)
              (Cost $20,659,896)                      20,982,356
                                                    ------------

             Short Term Investments
             a,bReceivables from Repurchase Agreements7.0%
1,514,841    Joint Repurchase Agreement, 5.75%, 01/02/96
              (Cost $1,576,650)
              Bear Stearns & Co., Inc. (Maturity Value $240,140)
               Collateral: U.S. Treasury Notes, 5.75% - 8.875%,
              2/29/96 - 08/31/00
               Daiwa Securities America, Inc.
              (Maturity Value $136,816)
               Collateral: U.S. Treasury Bills, 08/22/96
             U.S. Treasury Notes, 5.125% -
              6.25%, 08/31/96 - 06/30/98
               Donaldson, Lufkin & Jenrette
               (Maturity Value $240,140)
               Collateral: U.S. Treasury Notes, 5.125% -
              8.75%, 03/31/97 - 11/30/99
               Fuji Government Securities
               (Maturity Value $240,140)
               Collateral: U.S. Treasury Notes, 7.50%,
              12/31/96 - 10/31/99
               Lehman Government Securities, Inc
              (Maturity Value $240,140)
               Collateral: U.S. Treasury Notes, 5.75% -
              8.75%, 09/30/97 - 09/30/00
               Swiss Bank Corp. (Maturity Value $240,140)
               Collateral: U.S. Treasury Notes,
              7.50%, 10/31/99
              UBS Securities, Inc. (Maturity Value $240,140)
               Collateral: U.S. Treasury Notes, 6.75% -
              7.75%, 04/30/97 - 01/31/00
             Total Short Term Investments              1,576,650
                                                    ------------

             Total Investments
              (Cost $22,236,546) 100.3%               22,559,006
             Liabilities in Excess of
              Other Assets, Net (0.3)%                   (67,893)
                                                    ------------

             Net Assets 100.0%                       $22,491,113
                                                    ------------


             At December 31, 1995, the net unrealized
              appreciation based on the cost of investments
              for income tax purposes of $22,236,546
              was as follows:
             Aggregate gross unrealized appreciation for
              all investments in which there was an excess
              of value over tax cost                   $ 397,575
             Aggregate gross unrealized depreciation for
              all investments in which there was an excess
              of tax cost over value                     (75,115)
                                                    ------------
             Net unrealized appreciation               $ 322,460
                                                    ------------


PORTFOLIO ABBREVIATION:
SF - Single Family

aFace amount for repurchase agreements is for the underlying collateral. bSee Note 1 (e) regarding Joint Repurchase Agreement.
cSee Note 1 (f) regarding securities purchased on a delayed delivery basis


The accompanying notes are an integral part of these financial statements.




Franklin Government Securities Trust

Statement of Assets and Liabilities
December 31, 1995


ASSETS:
Investments in securities, at value
 (identified cost $20,659,896)                       $20,982,356
Receivables from repurchase
agreements, at value and cost                          1,576,650
Cash                                                       4,579
Receivables:
Interest                                                 129,143
Investment securities sold                                14,215
Capital shares sold                                      259,539
                                                    ------------
 Total assets                                         22,966,482
                                                    ------------
LIABILITIES:
Payables:
Investment securities purchased - delayed delivery       444,730
Management fees                                           10,824
Accrued expenses and other liabilities                    19,815
                                                    ------------
Total liabilities                                        475,369
                                                    ------------
NET ASSETS, at value                                 $22,491,113
                                                    ------------

Net assets consist of:
Undistributed net investment income                  $ 1,246,586
Net unrealized appreciation on investments               322,460
Accumulated net realized loss                           (129,499)
Capital shares                                            16,853
Additional paid-in capital                            21,034,713
                                                    ------------
Net assets, at value                                 $22,491,113
                                                    ------------
Shares outstanding                                     1,685,270
                                                    ------------
NET ASSET VALUE per share ($22,491,113 / 1,685,270)       $13.35
                                                    ------------

Statement of Operations
for the year ended December 31, 1995
INVESTMENTINCOME:
Interest                                               $1,361,244
                                                     ------------
Expenses:
Management fees (Note 5)                       $114,871
Professional fees                                21,756
Custodian fees                                    1,612
Reports to shareholders                             277
Other                                               849
Payments from Manager (Note 5)                  (24,745)
                                            ------------
Total expenses                                           114,620
                                                    ------------
Net investment income                                  1,246,624
                                                    ------------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
Net realized loss                                        (21,303)
Net unrealized appreciation during the year            1,661,836
                                                    ------------
Net realized and unrealized gain on investments        1,640,533
                                                    ------------
Net increase in net assets resulting from operations  $2,887,157
                                                    ------------

Statements of Changes in Net Assets



for the years ended December 31, 1995 and 1994

                                             1995         1994
                                           --------     --------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income                   $ 1,246,624  $ 1,086,914
Net realized loss on investments            (21,303)     (58,583)
Net unrealized appreciation (depreciation)
 on investments                           1,661,836   (1,667,828)
                                           --------     --------
  Net increase (decrease) in net assets
 resulting from operations                2,887,157     (639,497)
Distributions to shareholders:
From undistributed net investment income (1,086,914)    (953,810)
Increase in net assets from capital share
 transactions (Note 2)                    5,448,492      267,789
                                           --------     --------
  Net increase (decrease) in net assets   7,248,735   (1,325,518)
Net assets:
Beginning of year                        15,242,378   16,567,896
                                           --------     --------
End of year (including undistributed net
 investment income of $1,246,586 - 1995;
 and $1,086,876 - 1994)                 $22,491,113  $15,242,378
                                           --------     --------




The accompanying notes are an integral part of these financial statements.


Franklin Government Securities Trust



Notes to Financial Statements


1. Significant Accounting Policies

Franklin Government Securities Trust (the Trust) is an open-end, diversified management investment company (mutual fund), registered under the Investment Company Act of 1940, as amended. Shares of the Trust are sold only to a separate account of Aetna Life Insurance and Annuity Company (Aetna) to fund the benefits of variable annuity contracts issued by Aetna.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

     a. Security Valuation:Portfolio securities listed on a securities exchange or on the NASDAQ for which market quotations are readily available are valued at the last sale price or, if there is no sale price, within the range of the most recent quoted bid and asked prices. Other securities are valued based on a variety of factors, including yield, risk, maturity, trade activity and recent developments related to the securities. The Fund may utilize a pricing service, bank or broker/dealer experienced in such matters to perform any of the pricing functions, under procedures approved by the Board of Trustees (the Board). Securities for which market quotations are not available are valued in accordance with procedures established by the Board.

     b. Income Taxes:The Trust intends to continue to qualify for the tax treatment applicable to regulated investment companies under the Internal Revenue Code and to make the requisite distributions to its shareholders which will be sufficient to relieve it from income and excise taxes.

     c. Security Transactions:Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification.

     d. Investment Income, Expenses and Distributions:Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily.

     e. Repurchase Agreements:The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account to be used to invest in one or more repurchase agreements with government securities dealers recognized by the Federal Reserve Board and/or member banks of the Federal Reserve System. The value and face amount of the joint repurchase agreement are allocated to the Fund based on its pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by underlying U.S. government securities, which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Fund, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At December 31, 1995, all outstanding repurchase agreements held by the Fund had been entered into on December 29, 1995.

     f. Securities Purchased on a When-Issued or Delayed Delivery:The Fund may trade securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. These securities are identified on the accompanying Statement of Investments in Securities and Net Assets. The Fund has set aside sufficient investment securities as collateral for these purchase commitments.

2. Trust Shares

At December 31, 1995, there was an unlimited number of $.01 par value shares authorized. Transactions in the Trust's shares for the years ended December 31, 1995 and 1994 were as follows:

                              Year Ended December 31,
                      --------------------------------------
                           1995                    1994
                   --------------------    --------------------
                   Shares      Amount      Shares       Amount
                   -------    ---------    -------     ---------
Shares sold        550,647   $7,098,487    482,593  $ 6,053,218
Shares issued
  in reinvest-
ment of dis-
tributions          85,651    1,086,914     78,827      953,810
Shares
  redeemed        (215,498)  (2,736,909)  (542,950)  (6,739,239)
                   -------    ---------    -------     ---------
Net increase       420,800   $5,448,492     18,470   $  267,789
                   =======    =========    =======     =========


3. Capital Loss Carryovers

At December 31, 1995, for tax purposes, the Trust had capital loss carryovers as follows:


Expiring in:  2001                                 $ 49,613
              2002                                   58,583
              2003                                   21,303
                                                    -------
                                                   $129,499
                                                    =======

The aggregate cost of securities and unrealized appreciation of the Trust are the same for tax purposes as for financial statement purposes at December 31, 1995.

4. Purchases and Sales of Securities

Purchases and sales of securities (excluding purchases and sales of short-term securities) for the year ended December 31, 1995 aggregated $6,626,682 and $1,293,165, respectively.

5. Transactions with Affiliates and Related Parties

Franklin Advisers, Inc., (Advisers) under the terms of a management agreement, provides investment advice, administrative services, office space and facilities to the Trust, and receives fees computed daily at an annualized rate of 5/8 of 1% of the first $100 million of net assets of the Fund; 1/2 of 1% of the net assets in excess of $100 million up to $250 million, 45/100 of 1% of net assets in excess of $250 million up to $10 billion, 44/100 of 1% of net assets in excess of $10 billion up to $12.5 billion, 42/100 of 1% of net assets in excess of $12.5 billion up to $15 billion and 40/100 of 1% of net assets in excess of $15 billion.

     The terms of the management agreement provide that annual aggregate expenses of the Trust be limited to the extent necessary to comply with the limitations set forth in the laws, regulations and administrative interpretations of the states in which the Trust's shares are registered. For the year ended December 31, 1995, the Trust's expenses did not exceed these limitations; however, Advisers agreed in advance to waive $24,745 of the management fees.

     The management agreement between the Trust and Advisers includes a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. However, no payments were made by the Trust as a result of the plan for the year ended December 31, 1995.


6. Financial Highlights

Selected data for each share of beneficial interest outstanding throughout each period are as follows:

                                                                          Period Ended December 31,
                                                             ---------------------------------------------------
                                                          1995         1994         1993         1992         1991
                                                        --------     --------     --------     --------     --------
Per Share Operating Performance
  Net asset value at beginning of period                $12.05       $13.30       $13.26      $13.01        $11.72
                                                        --------     --------     --------     --------     --------
  Net investment income                                   0.67         0.85         0.65        0.80          0.61
  Net realized & unrealized gain (loss)
on securities                                             1.4216      (1.3463)      0.3385      0.1602        1.1939
                                                        --------     --------     --------     --------     --------
Total from investment operations                          2.0916      (0.4963)      0.9885      0.9602        1.8039
                                                        --------     --------     --------     --------     --------
  Less distributions:
  Dividends from undistributed net
investment income                                        (0.7916)     (0.7537)     (0.7459)    (0.7102)      (0.5139)
  Distributions from net capital gains                      --           --        (0.2026)       --            --
                                                        --------     --------     --------     --------     --------
  Total distributions                                    (0.7916)     (0.7537)     (0.9485)    (0.7102)      (0.5139)
                                                        --------     --------     --------     --------     --------
Net asset value at end of period                        $13.35       $12.05       $13.30      $13.26        $13.01
                                                        ========     ========     ========     ========     ========

Total Return*                                            17.70%       -3.75%        7.59%       7.66%        15.87%

Ratios/Supplemental Data
  Net assets at end of period (in 000's)                 $22,491      $15,242     $16,568      $11,815        $8,641
  Ratio of expenses to average net assets                 0.62%        0.63%        0.62%       0.29%           --%
  Ratio of expenses to average net assets
(excluding waiver and payments by
Manager) - Note 5                                         0.76%        0.78%        0.83%       0.92%         1.22%
  Ratio of net investment income to
average net assets                                        6.78%        6.85%        6.68%       7.75%         8.74%
  Portfolio turnover rate                                 7.50%       13.97%       39.02%      49.71%         7.00%


*Total return measures the change in value of an investment over the periods indicated. It assumes reinvestment of dividends and capital gains, if any, at net asset value.


Franklin Government Securities Trust



Report of Independent Auditors
To the Shareholders and Board of Trustees of Franklin Government Securities Trust:

We have audited the accompanying statement of assets and liabilities of Franklin Government Securities Trust including the statement of investments in securities and net assets, as of December 31, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Franklin Government Securities Trust as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                                      COOPERS & LYBRAND L.L.P.
San Francisco, California
January 26, 1996

Franklin Government Securities Trust

APPENDIX
DESCRIPTION OF GRAPHIC MATERIAL OMITTED FROM EDGAR FILING
(PURSUANT TO ITEM 304 (a) of REGULATION S-T)

GRAPHIC MATERIAL (1)

The following line graph hypothetically compares the 7-day yields of Franklin's Government Securities Trust to that of the Lehman Brothers Intermediate U.S. Government Bond Index and the Consumer Price Index, from 2/89 to 12/95.

Date                  Franklin              Lehman Bros.    CPI

2/89                    $10,030                $10,000                $10,000
3/89                    $10,100                $10,047                $10,058
4/89                    $10,160                $10,250                $10,123
5/89                    $10,240                $10,448                $10,181
6/89                    $10,310                $10,714                $10,206
7/89                    $10,480                $10,932                $10,230
8/89                    $10,410                $10,784                $10,246
9/89                    $10,480                $10,836                $10,279
10/89                   $10,720                $11,063                $10,329
11/89                   $10,820                $11,173                $10,353
12/89                   $10,890                $11,205                $10,370
1/90                    $10,810                $11,136                $10,477
2/90                    $10,870                $11,177                $10,526
3/90                    $10,888                $11,191                $10,584
4/90                    $10,785                $11,154                $10,601
5/90                    $11,103                $11,392                $10,625
6/90                    $11,277                $11,543                $10,682
7/90                    $11,472                $11,704                $10,723
8/90                    $11,369                $11,662                $10,822
9/90                    $11,461                $11,766                $10,913
10/90                   $11,595                $11,929                $10,978
11/90                   $11,830                $12,110                $11,002
12/90                   $12,004                $12,277                $11,002
1/91                    $12,168                $12,403                $11,068
2/91                    $12,260                $12,479                $11,085
3/91                    $12,342                $12,547                $11,102
4/91                    $12,465                $12,677                $11,118
5/91                    $12,568                $12,748                $11,152
6/91                    $12,594                $12,758                $11,184
7/91                    $12,797                $12,896                $11,201
8/91                    $13,033                $13,141                $11,233
9/91                    $13,257                $13,364                $11,283
10/91                   $13,450                $13,516                $11,299
11/91                   $13,524                $13,675                $11,332
12/91                   $13,909                $14,007                $11,340
1/92                    $13,685                $13,872                $11,357
2/92                    $13,834                $13,915                $11,398
3/92                    $13,760                $13,860                $11,456
4/92                    $13,877                $13,984                $11,472
5/92                    $14,145                $14,193                $11,488
6/92                    $14,365                $14,397                $11,530
7/92                    $14,568                $14,674                $11,554
8/92                    $14,760                $14,823                $11,586
9/92                    $14,884                $15,028                $11,619
10/92                   $14,703                $14,848                $11,659
11/92                   $14,760                $14,787                $11,676
12/92                   $14,974                $14,977                $11,667
1/93                    $15,245                $15,256                $11,725
2/93                    $15,426                $15,480                $11,766
3/93                    $15,483                $15,538                $11,807
4/93                    $15,539                $15,659                $11,840
5/93                    $15,629                $15,616                $11,856
6/93                    $15,844                $15,843                $11,873
7/93                    $15,941                $15,875                $11,873
8/93                    $16,050                $16,111                $11,906
9/93                    $16,026                $16,177                $11,931
10/93                   $16,110                $16,216                $11,980
11/93                   $15,941                $16,136                $11,989
12/93                   $16,110                $16,203                $11,989
1/94                    $16,280                $16,363                $12,021
2/94                    $16,062                $16,139                $12,062
3/94                    $15,505                $15,903                $12,103
4/94                    $15,371                $15,800                $12,120
5/94                    $15,420                $15,811                $12,128
6/94                    $15,325                $15,814                $12,170
7/94                    $15,673                $16,021                $12,202
8/94                    $15,686                $16,068                $12,251
9/94                    $15,402                $15,934                $12,284
10/94                   $15,325                $15,938                $12,293
11/94                   $15,312                $15,867                $12,309
12/94                   $15,505                $15,920                $12,309
1/95                    $15,853                $16,179                $12,358
2/95                    $16,277                $16,492                $12,408
3/95                    $16,342                $16,582                $12,448
4/95                    $16,573                $16,775                $12,490
5/95                    $17,178                $17,248                $12,515
6/95                    $17,279                $17,358                $12,540
7/95                    $17,266                $17,367                $12,540
8/95                    $17,471                $17,509                $12,572
9/95                    $17,648                $17,626                $12,597
10/95                   $17,826                $17,820                $12,639
11/95                   $18,017                $18,038                $12,630
12/95                   $18,250                $18,216                $12,655

